UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2010

MONARCH FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-34565	20-4985388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Executive Boulevard Chesapeake, Virginia		23320
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (757) 389-5111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2010, Monarch Bank (the “Bank”) a wholly owned subsidiary of Monarch Financial Holdings, Inc. (the “Company”) , entered into certain employment and compensation related agreements with Lynette P. Harris, Chief Financial Officer and Secretary of the Company and Chief Financial Officer of the Bank. The Compensation Committee of the Board of Directors of the Company and Bank recommended the new agreement and plan.

Change in Control Agreement

On December 31, 2010, the Bank entered into a Change in Control Agreement with Ms. Harris (the “Harris CIC Agreement”). The Harris CIC Agreement, which has an initial term of two years, provides that the agreement will be annually extended for an additional year, starting on December 31, 2011, so there is a full two year term as of each such extension date, unless the Bank gives a notice of non-renewal at least 90 days before that extension date. The Harris CIC Agreement provides further that once there is a “Change in Control,” as defined therein, Ms. Harris shall continue to be employed for three years at duties and a location commensurate with those before the Change in Control. During those three years she will also be entitled to a commensurate base salary, increased consistently with peer officers at the Company; annual bonus equal to her highest bonus payable during the two years preceding the Change in Control, and participation in incentive, retirement, health and other benefits and plans on the same basis as before the Change in Control or as applicable to peer officers at the Company, whichever is superior.

If Ms. Harris is terminated after a Change in Control without “cause” or resigns with “good reason” (as defined in the Harris CIC Agreement and determined by the pre-Change in Control Chief Executive Officer of the Company) then she will be entitled to receive then outstanding compensation and a lump sum payment equal to twice the sum of her initial base salary under the Harris CIC Agreement, her highest bonus in the preceding two years and any salary reduction of deferral made in the previously completed year. Ms. Harris and her dependents would also continue to receive welfare benefits on substantially the same terms for 36 months. If Ms. Harris is terminated after a Change in Control for cause, as determined by 2/3 vote of the Company’s Board of Directors, she is entitled only to her base salary through such date and any previously deferred compensation. If Ms. Harris is unable to continue her employment following a Change in Control due to death or disability, she or her estate shall be entitled to then outstanding compensation and six months of her base salary in a lump sum payment. Welfare benefits, on substantially the same terms as before termination, would continue for 36 months following her disability and 12 months, for spouse and dependents, following her death. The preceding description is qualified in its entirety by reference to the Harris CIC Agreement, which is attached to this form 8-K as Exhibit 10.3, and is incorporated herein by reference.

SERP

On December 31, 2010, the Bank entered into an amended and restated Supplemental Executive Retirement Plan (the “Harris SERP”) with Ms. Harris, effective as of January 1, 2011. The following summary description is qualified in its entirety by reference to the Harris SERP, which is attached to this Form 8-K as Exhibit 10.4, and is incorporated herein by reference. The Harris SERP provides, subject to the qualifications set forth therein, that the Company will pay the executive $30,000 for ten years beginning at age 65, to the extent such benefit has vested. One third of the benefit vests on each of December 31, 2015, December 31, 2020, and December 31, 2025.

Item 8.01 – Other Events

On December 31, 2010, the Bank entered into certain employment and compensation related agreements with Mr. E. Neal Crawford, President of the Bank. The Compensation Committee of the Board of Directors of the Company and Bank recommended the new agreement and plan.

Change in Control Agreement

On December 31, 2010, the Bank entered into a Change in Control Agreement with Mr. Crawford (the “Crawford CIC Agreement”). The Crawford CIC Agreement, which has an initial term of two years, provides that the agreement will be annually extended for an additional year, starting on December 31, 2011, so there is a full two year term as of each such extension date, unless the Bank gives a notice of non-renewal at least 90 days before that extension date. The Crawford CIC Agreement provides further that once there is a “Change in Control,” as defined therein, Mr. Crawford shall continue to be employed for three years at duties and a location commensurate with those before the Change in Control. During those three years he will also be entitled to a commensurate base salary, increased consistently with peer officers at the Company; annual bonus equal to his highest bonus payable during the two years preceding the Change in Control, and participation in incentive, retirement, health and other benefits and plans on the same basis as before the Change in Control or as applicable to peer officers at the Company, whichever is superior.

If Mr. Crawford is terminated after a Change in Control without “cause” or resigns with “good reason” (as defined in the Crawford CIC Agreement and determined by the pre-Change in Control Chief Executive Officer of the Company) then he will be entitled to receive then outstanding compensation and a lump sum payment equal to twice the sum of his initial base salary under the Crawford CIC Agreement, his highest bonus in the preceding two years and any salary reduction of deferral made in the previously completed year. Mr. Crawford and his dependents would also continue to receive welfare benefits on substantially the same terms for 36 months. If Mr. Crawford is terminated after a Change in Control for cause, as determined by 2/3 vote of the Company’s Board of Directors, he is entitled only to his base salary through such date and any previously deferred compensation. If Mr. Crawford is unable to continue his employment following a Change in Control due to death or disability, he or his estate shall be entitled to then outstanding compensation and six months of his base salary in a lump sum payment. Welfare benefits, on substantially the same terms as before termination, would continue for 36 months following his disability and 12 months, for spouse and dependents, following his death. The preceding description is qualified in its entirety by reference to the Crawford CIC Agreement, which is attached to this form 8-K as Exhibit 10.1, and is incorporated herein by reference.

SERP

On December 31, 2010, the Bank entered into an amended and restated Supplemental Executive Retirement Plan (the “Crawford SERP”) with Mr. Crawford, effective as of January 1, 2011. The following summary description is qualified in its entirety by reference to the Crawford SERP, which is attached to this Form 8-K as Exhibit 10.2, and is incorporated herein by reference. The Crawford SERP provides, subject to the qualifications set forth therein, that the Company will pay the executive $30,000 for ten years beginning at age 65, to the extent such benefit has vested. One third of the benefit vests on each of December 31, 2015, December 31, 2020, and December 31, 2025.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

10.1	Change in Control Agreement, effective as of December 31, 2010, by and between Monarch Bank and E. Neal Crawford.

10.2	Supplemental Executive Retirement Plan, effective as of January 1, 2011, by and between Monarch Bank and E. Neal Crawford.

10.3	Change in Control Agreement, effective as of December 31, 2010, by and between Monarch Bank and Lynette P. Harris.

10.4	Supplemental Executive Retirement Plan, effective as of January 1, 2011, by and between Monarch Bank and Lynette P. Harris.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH FINANCIAL HOLDINGS, INC.

Date: October 28, 2011	/s/ Brad E. Schwartz
Brad E. Schwartz, Chief Executive Officer

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